UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2018

TEXAS CAPITAL BANCSHARES, INC.
(Name of Registrant)

Delaware (State or other jurisdiction of incorporation or organization)	001-34657 (Commission File Number)	75-2679109 (I.R.S. Employer Identification Number)
2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.
(Address of principal executive officers)
75201
(Zip Code)
214-932-6600
(Registrant's telephone number,
including area code)
N/A
(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).                     Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                         ☐

Item 7.01.	Regulation FD Disclosure.
Texas Capital Bancshares, Inc. (the "Company") will meet with investors at a Non-Deal Roadshow with Royal Bank of Canada ("RBC") in Boston on Monday, June 18, 2018 and in Philadelphia, Berwyn and Baltimore on Tuesday, June 19, 2018. Keith Cargill, CEO and Julie Anderson, CFO, will conduct the investor meetings, and Heather Worley, Director of Investor Relations, will also participate. The investor meetings on Monday, June 18, 2018 will begin at 7:30 a.m. ET and continue through 3:15 p.m. ET. The investor meetings on Tuesday, June 19, 2018, will begin at 7:45 a.m. ET and continue through 4:15 p.m. ET. A copy of the presentation slides, which will be discussed at the investor meetings, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d)    Exhibits
99.1    Presentation Slides

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 15, 2018	TEXAS CAPITAL BANCSHARES, INC.

		By:	/s/ Julie Anderson
Julie Anderson Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Presentation Slides